WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                     January 15, 2002
POOL BALANCE:                                                Month of:
                                                             December, 2002
Pool Balance, beginning of month                             $1,055,570,808.55

Pool Balance, end of month                                   $1,137,877,796.96

Pool Balance, average                                        $1,091,938,598.24

Required Pool Balance, end of month                          $1,137,877,796.96



COLLECTIONS & SERIES ALLOCATIONS                             Month of:
                                                             December , 2002

Series Allocable Principal Collections
   Series 1999-VFN                                           $   28,143,776.71
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $  337,793,154.84
   Series 2001-1                                             $  144,768,494.93
                                                             $  510,705,426.47

Series Allocable Non-Principal Collections
   Series 1999-VFN                                           $        5,779.60
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $    2,318,513.03
   Series 2001-1                                             $      993,648.44
                                                             $    3,317,941.07

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $ -
   Series 2001-1                                             $ -
                                                             $ -

Investment Proceeds
   Series 1999-VFN                                           $        6,571.07
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $       46,627.49
   Series 2001-1                                             $       15,591.20
                                                             $       68,789.76


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD              Month of:
                                                             December , 2002

1999-VFN                                                     $            0.00
Series 2000-VFN                                              $            0.00
Series 2000-1 Class A                                        $            0.00
Series 2000-1 Class B                                        $            0.00
Series 2001-1 Class A                                        $            0.00
Series 2001-1 Class B                                        $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                 First day of:
                                                             December , 2002

Series Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       70.00%
     Series 2001-1                                                       30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       92.00%
     Series 2001-1                                                       92.00%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES        Month of:
                                                             December , 2002

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $   26,032,993.45
   Cert. Percentage minus Excess Cert. Percentage:           $    2,110,783.25
                                                                $28,143,776.71
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $        5,346.13
   Cert. Percentage minus Excess Cert. Percentage:           $          433.47
                                                             $        5,779.60
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $            0.00
   Cert. Percentage minus Excess Cert. Percentage:           $            0.00
                                                             $            0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $            0.00
   Cert. Percentage minus Excess Cert. Percentage:           $            0.00
                                                             $            0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  310,769,702.45
   Cert. Percentage minus Excess Cert. Percentage:           $   27,023,452.39
                                                             $  337,793,154.84
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    2,133,031.99
   Cert. Percentage minus Excess Cert. Percentage:           $      185,481.04
                                                             $    2,318,513.03
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  133,187,015.34
   Cert. Percentage minus Excess Cert. Percentage:           $   11,581,479.59
                                                             $  144,768,494.93
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $      914,156.57
   Cert. Percentage minus Excess Cert. Percentage:           $       79,491.88
                                                             $      993,648.44


                                                             Paid on:
MONTHLY DISTRIBUTIONS                                        January 15, 2003

Principal Distributions to Investors
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $ -
     Series 2000-1 Class B                                   $ -
     Series 2001-1 Class A                                   $ -
     Series 2001-1 Class B                                   $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                         $            0.00000000
     Series 2000-VFN                                         $            0.00000000
     Series 2000-1 Class A                                   $            0.00000000
     Series 2000-1 Class B                                   $            0.00000000
     Series 2001-1 Class A                                   $            0.00000000
     Series 2001-1 Class B                                   $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                         $      197,824.93
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $      837,108.33
     Series 2000-1 Class B                                   $       84,150.00
     Series 2001-1 Class A                                   $      357,791.67
     Series 2001-1 Class B                                   $       36,225.00

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                         $            1.31883283
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $            1.29583333
     Series 2000-1 Class B                                   $            1.55833333
     Series 2001-1 Class A                                   $            1.29166667
     Series 2001-1 Class B                                   $            1.57500000

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $      566,489.67
     Series 2001-1                                           $      242,781.29

Reserve Fund Deposit Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                Paid on:
                                                             January 15, 2003

Investor Default Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Monthly Dilution Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Previously waived servicing fee
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Collections Released to Cert. during Collection Period       $  510,947,172.74

Excess Distributed to Cert. on Payment Date                  $      822,613.68


FUNDED AND INVESTED AMOUNTS:                                 Last day of:
                                                             December , 2002

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                        $  600,000,000.00
Incremental Funded Amounts (Cumulative)                      $  335,000,000.00
Principal Distributed to Investors (Cumulative)              $  785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $  150,000,000.00

Series Excess Funding Amount                                 $   13,295,447.50
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $  136,704,552.50

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                        $  150,000,000.00
Incremental Funded Amounts (Cumulative)                      $            0.00
Principal Distributed to Investors (Cumulative)              $  150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $            0.00

Series Excess Funding Amount                                 $            0.00
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $            0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  646,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   62,382,625.04
   Invested Amount                                           $  583,617,374.96

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   54,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  277,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   26,735,410.73
   Invested Amount                                           $  250,264,589.27

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   23,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   23,000,000.00


BALANCES AS OF PAYMENT DATE                                  As of:
                                                             January 15, 2003

Series 1999-VFN
   Reserve Fund Balance                                      $      750,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $  150,000,000.00

Series 2000-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-1
   Reserve Fund Balance                                      $    4,200,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  646,000,000.00
   Outstanding Principal Balance, Class B                    $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                      $    1,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  277,000,000.00
   Outstanding Principal Balance, Class B                    $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                        Last day of:
     To be used in the following month's computations.       December , 2002

Pool Total Components of Excess Receivables:
     Used Vehicles                                           $   85,612,377.28
     Finance Hold Receivables (for Credit Reasons Only)      $      720,509.66
     Delayed Payment Program                                 $      128,513.76

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                           $  284,469,449.24
     Finance Hold Receivables                                $            0.00
     Delayed Payment Program                                 $   22,757,555.94

Total Excess Receivables                                     $      720,509.66

Overconcentration Amount                                     $            0.00

Ineligible Amount                                            $            0.00

Trust Incremental Subordinated Amount                        $      720,509.66



POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                             December 31, 2002

Series Incremental Subordinated Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Required Subordinated Amount
     Series 1999-VFN                                         $   12,162,162.16
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   60,869,565.22
     Series 2001-1                                           $   26,086,956.52

Available Subordinated Amount
     Series 1999-VFN                                         $   12,162,162.16
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   60,869,565.22
     Series 2001-1                                           $   26,086,956.52


CHARGE OFFS                                                  For Month of:
                                                             December , 2002

Defaulted Receivables                                        $            0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Deficiency Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Required Draw Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)               As of:
                                                             January 15, 2003

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                          As of:
                                                             January 15, 2003

Series 1999-VFN Estimated                                                 1.6200000%
Series 2000-VFN Estimated                                                 1.6200000%
Series 2000-1 Class A                                                     1.5050000%
Series 2000-1 Class B                                                     1.8200000%
Series 2001-1 Class A                                                     1.5000000%
Series 2001-1 Class B                                                     1.8400000%

MONTHLY PAYMENT RATE %                                       Month of:
                                                             December , 2002

MONTHLY PAYMENT RATE %                                                   46.77%


